Exhibit 99.1
Investor Presentation
(NASDAQ: DCTH)
March 2013

2 DELCATH SYSTEMS, INC
Forward-looking Statements
Private Securities Litigation Reform Act of 1995 provides a safe harbor for forward-looking statements made by the Company or on its behalf. This presentation contains forward-looking statements, which are subject to certain risks and uncertainties that can cause actual results to differ materially from those described. Factors that may cause such differences include, but are not limited to, uncertainties relating to: the outcome of the ODAC meeting, and the impact, if any, of the advisory panel’s recommendation on the
FDA’s decision regarding the Company’s new drug application (NDA), uncertainties relating to: timing of completion of the FDA’s review of our NDA, the extent to which the FDA may request additional information or data and our ability to provide the same in a timely manner, acceptability of the Phase 1, 2 and 3 clinical trial data by the FDA, FDA approval of the Company's NDA for the treatment of metastatic ocular melanoma to the liver, adoption, use and resulting sales, if any, for the Delcath Hepatic Delivery
System in the United States, adoption, use and resulting sales, if any, for the Hepatic CHEMOSAT Delivery System in the EEA, our
ability to successfully commercialize the Delivery System in various markets and the potential of the system as a treatment for patients with cancers in the liver, the timing and our ability to successfully enter into strategic partnership and distribution arrangements in foreign markets including Australia and key Asian markets and resulting sales, if any, from the same, patient outcomes using the Generation 2 system, approval of the current or future system for other indications and/or for use with various chemotherapeutic agents, actions by the FDA or other foreign regulatory agencies, our ability to obtain reimbursement for the
CHEMOSAT system in various markets, the number of cancer centers in Germany and Italy able to successfully negotiate and receive reimbursement for the CHEMOSAT procedure and the amount of reimbursement to be provided, submission and  publication of the Phase II and III clinical trial data, the timing and results of research and development projects, the timing and results of future clinical trials including the initiation of clinical trials in key Asian markets with the CHEMOSAT Hepatic Delivery System device for intra-hepatic arterial delivery and extracorporeal filtration of doxorubicin, approval of the CHEMOSAT Hepatic Delivery System to delver and filter doxorubicin in key Asian markets and adoption, sales, if any, and patient outcomes using the same, the timing, price and use, if any, of the committee equity financing facility with Terrapin, the timing and use, if any, of the line of credit from SVB and our ability to access this facility and uncertainties regarding our ability to obtain financial and other resources for any research, development and commercialization activities. These factors, and others, are discussed from time to time in our filings with the
Securities and Exchange Commission. You should not place undue reliance on these forward-looking statements, which speak only as of the date they are made. We undertake no obligation to publicly update or revise these forward-looking statements to reflect events or circumstances after the date they are made.

3 DELCATH SYSTEMS, INC
Investment Considerations
Concentrating the Power of Chemotherapy
• Commercial stage company focused on oncology
• Proprietary CHEMOSAT® Hepatic Delivery System allows unique whole organ therapy for the liver
• CHEMOSAT system has demonstrated extension of progression free survival
• Addressing large unmet market need for cancer patients who usually die of liver failure
• Estimated initial market opportunity of ~$2.3 billion in U.S. & EU
• Expanding clinical data expected to broaden clinical use and indications
• On the cusp of realizing the potential:
 o EU - early commercial launch underway; reimbursement in key EU markets expected in Q1/Q2
 o U.S. - NDA under review ; ODAC May 2, PDUFA date June 15, 2013
• Attractive financial model, multiple capital resources available and experienced management team to execute plan

 4 DELCATH SYSTEMS, INC
US Market
•   Proposed Trade Name
Melblez KitTM (Melblez (melphalan) for
Injection for use with the Delcath
Hepatic Delivery System)
•   Proprietary Drug/Device Combination
    Product Regulated as a drug 505(b)(2)
NDA by U.S. FDA
•   Proposed indication for the treatment of
    patients with unresectable ocular
    melanoma metastatic to the liver
•   Melblez Kit comprised of MelblezTM
    (melphalan hydrochloride for injection)
    and the Delcath Hepatic Delivery
    System
Our Product
Ex US Markets
•   Marketed under the trade name

CHEMOSAT® Hepatic Delivery
System
•   Regulated as a Class IIb Medical
    Device
•   Indicated for the intra-hepatic of
    administration of melphalan
    hydrochloride and subsequent
    filtration of the venous blood return.
•   CHEMOSAT Kit supplied without
    melphalan

CHEMOSAT®

Blood Return
Catheter
Chemo
Filtration
CHEMOSAT
Chemo Isolation
(Balloon) Catheter
Liver
Veno-veno
Bypass Pump
Chemo Delivery
Catheter

 5 DELCATH SYSTEMS, INC
1. ISOLATE
2. SATURATE
3. FILTRATE
The Delcath Hepatic Delivery System
Minimally Invasive, Repeatable Procedure That Could Complement Systemic Therapy
• Improves disease
 control in the liver
• Treats macro and micro
 tumors
• Controls systemic
 toxicities
• Allows for over 100x
 dose escalation at
 tumor site

6 DELCATH SYSTEMS, INC
Melanoma Liver Metastases
A Great Demonstration of CHEMOSAT’s Potential
• A challenging histology
• Notoriously insensitive to
 systemic chemotherapy and
 focal interventions
• CHEMOSAT has
 demonstrated ability to extend
 progression free survival
Our Opportunity
•   Ability to achieve ultra-high concentrations of chemotherapy provides potential treatment options for a wide variety of cancers in the liver

7 DELCATH SYSTEMS, INC
Clinically Differentiated Results
• Phase 1, 2 and 3 trials with percutaneous hepatic perfusion (PHP) produced positive results in multiple histologies
• Melanoma Liver Mets
 o Positive Phase 3 results in hepatic metastatic melanoma
 o n=93 (90% ocular melanoma, 10% cutaneous melanoma)
• Neuroendocrine Tumor (NET) Liver Mets
 o mNET cohort in Phase 2 trial showed encouraging 42% objective response rate (ORR) vs ~10%
 for approved targeted therapy
 o median overall survival of ~32 months on ITT basis
• Hepatocellular Carcinoma (HCC)
 o Positive signal with high-dose melphalan in HCC cohort of Phase 2 trial (5/8 patients) is encouraging when approved systemic therapies have modest efficacy and challenges with tolerability
• Colorectal Cancer (CRC) Liver Mets
 o Data from surgical Isolated Hepatic Perfusion (IHP) with melphalan indicates strong potential in well-defined patient population with earlier stage CRC yielding ~50-60% median response rate and median OS of 17.4-24.8 mos
• Safety profiles consistent with pivotal US Phase 3 melanoma trial
Encouraging Initial Results on a Broad Range of Histologies

8 DELCATH SYSTEMS, INC
INDEPENDENT REVIEW COMMITTEE (IRC) ASSESSMENT - UPDATED ANALYSIS (4 June 2012)
Hepatic progression-free survival (IRC)
Hazard ratio = 0.50
(95% CI 0.31-0.80)
P=0.0029
0       5              10    15    20   25    30
Months
7.0
1.7
1.0
0.8
0.6
0.4
0.2
0.0
Proportion of patients surviving
5.3 mo
Intent-to-treat population
Percutaneous Hepatic Perfusion (PHP)
Best alternative care (BAC)
Positive Phase 3 Results – Primary Endpoint hPFS
PHP Demonstrated 4x or 5.3 months Improvement in Primary Endpoint of hPFS

9 DELCATH SYSTEMS, INC
INVESTIGATOR ASSESSMENT - UPDATED ANALYSIS (4 June 2012)
Overall progression-free survival (investigator)
Months
5.4
1.6
1.0
0.8
0.6
0.4
0.2
0.0
Proportion of patients surviving
Hazard ratio = 0.42
(95% CI 0.27-0.64)
P<0.0001
0        5       10       15       20       25       30       35       40       45       50       55
3.8 mo
Intent-to-treat population
Positive Phase 3 Results – Overall PFS
PHP also Demonstrated a Highly Statistically Significant Improvement in Overall PFS
Percutaneous Hepatic Perfusion (PHP)
Best alternative care (BAC)

 10 DELCATH SYSTEMS, INC
TOTAL PHP vs BAC ONLY
Proportion of subjects surviving
0.0
0.1
0.2
0.3
0.4
0.5
0.6
0.7
0.8
0.9
1.0
12
36
0
24
48
60
11.4
Total PHP incl. crossover
BAC only
Months
4.1
Intent-to-treat population
7.3 mo
Overall Survival – Exploratory Subset Analysis
Overall Survival Tail For PHP Treated Patients

 11 DELCATH SYSTEMS, INC
Phase 2 Multi-Histology NCI Trial – Summary
• Strong efficacy signals in mNET
 o 42% objective Response Rate (ORR) vs ~10%
 for approved targeted therapy
 o 66% patients had hepatic tumor shrinkage and
 durable disease stabilization
• Positive Signal in primary hepatic malignancies
 (HCC and Cholangiocarcinoma) in 5 of 8 patients
• Similar safety profiles across tumor types
Positive Efficacy Signals In Additional Types of Cancer

 12 DELCATH SYSTEMS, INC
Phase 2 NCI Trial – Metastatic Neuroendocrine Cohort
Pre-PHP
(Baseline)
Post-PHP #2
(+4 Months)
Post-PHP #1
(+6 Weeks)
Compelling Clinical Data in Attractive mNET Market
Phase 2 mNET Tumor Cohort (n=24)*
Number (n)
Tumor Types
Pancreatic NET	13
Carcinoid tumor	3
Other NET	8
Response
Partial Response (PR)	10
Stable disease (SD)	6
Progressive disease	3
Not assessed or evaluable	5
Objective Response Rate	42%
Median Duration of Hepatic Response
Partial Response (n-10)	23.5 months
Partial Response/Stable Disease (n=16)	16.8 months
Hepatic Progression Free Survival (IIT n=24)
Median Hepatic PFS	16.8
Min/Max	2.1, 64.1
Overall Survival After CS
Median	31.9 months
Min/Max	2.4, 81.1
66%
disease
control

 13 DELCATH SYSTEMS, INC
Phase 2 NCI Trial – Hepatobiliary Carcinoma Cohort
• Best hepatic tumor response by modified RECIST assessed by investigators
 o Partial response (PR)  1 patient
 o Stable disease (SD)  4 patients
 o Progressive disease             1 patient
 o Not assessed or evaluable 2 patients
• Median duration of response
 o hPR (N=1)           6.42 months
 o hPR/SD (N=5)         8.12 months
• Hepatic progression free survival (ITT N=8)
 o Median              5.60 months
 o Minimum, Maximum    2.7, 12.2 months
• Overall survival (ITT N=8)
 o Median              9.12 months
 o Minimum, Maximum    3.4, 20.5 months
• HCC is the most common primary cancer of the liver, with approximately 750,000* new cases diagnosed worldwide annually
• Intend to initiate new HCC trials with CHEMOSAT
Encouraging Positive Signal for Primary Liver Cancer
*Source: GLOBOCAN

Strong Rationale for Using CHEMOSAT-with-Melphalan to Treat mCRC

 14 DELCATH SYSTEMS, INC
• Substantial clinical evidence of benefit of using ultra-high dose melphalan to treat mCRC via isolated hepatic perfusion (IHP)
 procedure
 o Over 800 patients treated in 15 studies since 1998
 o Patients treated only once
 o Median response rate of ~50-60% and median OS of 17.4 – 24.8 mos1,2
• Delcath Phase 2 NCI Trial – mCRC Cohort
 o Challenges enrolling at NCI due to competing FOLFOX & FOLFIRI trials
 o 17 patients treated since 2004
 o Safety profile – expected and consistent with pivotal FDA Phase III melanoma trial
• Intend to invest in new mCRC trials with CHEMOSAT Melphalan
1) van Iersel LB, Gelderblom H, et al. Ann Oncol. 2008;19:1127-34
2) Alexander, HR, Barlett DL, et al. Ann Surg Oncol, 16:1852-9, 2009
Phase 2 NCI Trial – mCRC Cohort

15 DELCATH SYSTEMS, INC
Additional Clinical Data Generation
• Goals:
 ▪ Expand US (PHP: MEL) label indications beyond the initial indication we are seeking
 ▪ Generate robust clinical data to support commercialization
• FDA has accepted IND Amendment to include Gen 2 device in
 Expanded Access Program (EAP), compassionate use (CU),
 and all future clinical trials
• Initiated EAP to treat first patient in January, 2013
• Activate EU Registry to systematically collect data from
 commercial experience
Establish CHEMOSAT as the Standard of Care (SOC) for Disease Control in the Liver

16 DELCATH SYSTEMS, INC
2013 Clinical Development Plan
• Planned company sponsored trials, subject to agreement with FDA
 ❑ Hepatocellular carcinoma (HCC)
 o Global Phase 3 Randomized CHEMOSAT Melphalan vs. best supportive care
 (BSC) for patients where Sorafenib is inappropriate
 − Primary endpoint: Overall Survival
 ❑ Advanced colorectal cancer (CRC) with liver dominant metastasis
 o Global Phase 3 Randomized CHEMOSAT Melphalan vs. best alternative care
 (BAC)
 − Primary endpoint: Overall Survival
 ❑ Metastatic Neuroendocrine tumor (NET) with liver dominant disease
 o Global Phase 3 Randomized CHEMOSAT Melphalan vs. Best Alternative Care
 (BAC)
 − Primary endpoint: Hepatic PFS
• Planned phase 2 studies including global Investigator-initiated trials (IITs) in multiple indications: HCC, NET, CRC, melanoma
Establish CHEMOSAT as the Standard of Care (SOC) for Disease Control in the Liver

200,000
175,000
150,000
125,000
100,000
75,000
50,000
25,000
0
Patients
5,585
19,861
8,212
8,708
7,671
33,953
7,202
6,563
99,749
52,143
33,966
4,085
USA
EU
APAC

17 DELCATH SYSTEMS, INC
$2.3 Billion Initial Market Opportunity with Pharmaceutical-Like Gross Margins
Sources: LEK Consulting, GLOBOCAN, Company estimates.
EU: Initial target countries of Germany, UK, Italy, France, Spain, Netherlands, Ireland.
APAC: Initial target countries of China, Japan, S. Korea, Taiwan, Australia.
Assumes 2.5 treatments per patient.
Assumes EU ASP of $15K; US ASP of $25K; APAC ASP of $5K.
55,389
42,367
189,943
HCC
CRC
Melanoma
NET
$2.3B Initial Opportunity
•  $100M Initial on-label
 opportunity in Ocular Melanoma
 in US*
•  $2.2B multi-histology
opportunity in EU
* Assumes FDA approval for ocular
melanoma metastatic to the liver
CHEMOSAT – Potential Multi-Billion Dollar Global Market

18 DELCATH SYSTEMS, INC

Approved (CE Mark Device)
NDA Filing Accepted by the FDA with PDUFA goal date of June 15, 2013
Mutual Recognition of European CE Mark – Applications Planned or
Submitted
Global Commercialization Status
Addressing A Multi-Billion Dollar Global Market

 19 DELCATH SYSTEMS, INC
CHEMOSAT: EU Launch Underway
• Marketing in target EU countries - Italy, Germany, France,
 UK, Ireland, NL, Spain
• Training completed in key centers
 o Eight EU Clinical Sites activated in 2012
• EU clinicians using CHEMOSAT for a broad range of liver
 metastases
 o Use includes: cutaneous melanoma, ocular melanoma, colorectal cancer
 (CRC), gastric cancer, breast cancer, neuroendocrine tumor (NET), hepatocellular carcinoma (HCC) and Cholangiocarcinoma
• EU reimbursement in progress
 o Italy – Existing DRG for partial reimbursement identified; supplemental reimbursement applications submitted
 o Germany – Value 4 NUB interim reimbursement granted February 2013
 o UK – Reimbursement anticipated Q2 2013
 Expansion of EU Clinical and Commercial Footprint Expected in 2013

Ocular Melanoma
Cutaneous Melanoma
HCC
Cholangelcarcinoma
mNET
Breast
Gastric
CRC
Anal Muc Mel

 20 DELCATH SYSTEMS, INC
CHEMOSAT: Multiple Tumor Types Treated in Europe
• Physicians are recognizing the potential of CHEMOSAT in various tumor types
• CHEMOSAT utilized in Germany, Italy, UK, France, Ireland
• EU Registry To Be Initiated Q2

 21 DELCATH SYSTEMS, INC
U.S. NDA Under Review
• Oncology Drug Advisory Committee (ODAC) panel
 scheduled for May 2, 2013
• PDUFA date: June 15, 2013
• Initial indication: unresectable metastatic ocular melanoma in the liver
 o Provides lowest risk pathway to FDA approval and fastest access
• NDA filing included:
 o Comprehensive set of additional data in a new FDA compliant
 CDISC database
 o Gen 2 filter as part of the Chemistry, Manufacturing and Control
 (CMC) module
• Three meetings scheduled with FDA to discuss clinical
 programs for planned label expansions in each of NET,
 HCC,CRC
FDA Decision Expected in June

 22 DELCATH SYSTEMS, INC
U.S. Commercialization Strategy
• Launch in Q4 2013 assuming approval on PDUFA date of June
 15, 2013
• Initial commercial focus on centers that are active in the EAP or participated in the Phase 3 clinical trial
• Utilize active EAP hospitals as Centers of Excellence for training and support of new centers
• Intend to seek specific CPT reimbursement code for the Melblez
 Kit procedure, based upon value proposition relative to other cancer therapies
• Educate Medical Oncologists via Medical Science Liaison (MSL)
• Direct strategy to sell to hospital based Interventional Radiologists and Surgeons
Participating EAP Centers Provide Immediate Commercial Footprint

 23 DELCATH SYSTEMS, INC
Barriers to Entry
• Patent Protection
 o 6 U.S. patents in force and 6 U.S. patent applications pending
 o 9 foreign patents in force (with patent validity in 25 countries) and 14 foreign patent applications pending
 o Primary US device patent set to expire August 2016
 o Up to 5 years of patent extension post FDA approval
• Trade Secret Protection
 o Developed improved filter media via proprietary manufacturing processes
• FDA Protection
 o Orphan Drug Designation granted for melphalan in the treatment of ocular melanoma, cutaneous melanoma and metastatic neuroendocrine tumors, as well as for doxorubicin in the treatment of HCC
 ▪ Provides 7 years of marketing exclusivity post FDA approval
 o Additional Orphan Drug applications to be filed for other drugs and indications, including melphalan for HCC and CRC
Multiple Levels of Protection

 24 DELCATH SYSTEMS, INC
Financial Summary
Cash & Cash Equivalents:	$38.0 million at February 28, 2013 (unaudited)
ATM Program	up to $50.0 million available upon registration statement being declared effective by the SEC
Committed Equity Financing Facility (CEFF)	Up to $32.8 million as of February 28, 2013
Working Capital Line of Credit:	$20 million credit facility
Debt:	None
Cash Spend:	Approx. $10 million in 4Q 2012 (unaudited) Projected 2013 quarterly cash spend $9-$12 million
Shares Outstanding:	90.2 million (100.5 million fully diluted1) as of February 28, 2013
1) Fully diluted includes an additional 4.7 million options and 5.6 million warrants
Multiple Capital Resources Available to Execute Plan

 25 DELCATH SYSTEMS, INC
Management: A Track Record of Success
Executive	Title	Prior Affiliation(s)	Years of Experience
Eamonn Hobbs	President and CEO	AngioDynamics, E-Z-EM	32
Graham Miao, Ph.D.	EVP & CFO	D&B, Pagoda Pharma, Schering-Plough, Pharmacia, JP Morgan	23
Krishna Kandarpa, M.D., Ph.D.	CSO and EVP, R&D	Harvard, MIT(HST), Cornell, UMass	33
Agustin Gago	EVP, Global Sales	AngioDynamics, E-Z-EM	31
Jennifer Simpson, Ph.D.	EVP, Global Marketing	Eli Lilly (ImClone), Johnson & Johnson (Ortho Biotech)	23
Peter Graham, J.D.	EVP, General Counsel & Global Human Resources	Bracco, E-Z-EM	18
David McDonald	EVP, Business Development	AngioDynamics, RBC Capital Markets	30
John Purpura	EVP, Regulatory Affairs & Quality Assurance	E-Z-EM, Sanofi-Aventis	29
Harold Mapes	EVP, Global Operations	AngioDynamics, Mallinckrodt	27
Gloria Lee, M.D., PH.D.	EVP, Clinical & Medical Affairs	Hoffmann-La Roche, Syndax Pharmaceuticals, Inc.	21
Bill Appling	SVP Medical Device R&D	AngioDynamics	27
Dan Johnston, Ph.D.	VP, Pharmaceutical R&D	Pfizer, Wyeth	12

 26 DELCATH SYSTEMS, INC
2012 Accomplishments
• First patients treated with CHEMOSAT Melphalan in Europe in
 January
• Obtained CE Mark for Gen 2 CHEMOSAT Melphalan filter in
 April
• Executed contract for MSL services in EU in 1Q 2012 (Quintiles was selected to support EU launch of CHEMOSAT)
• Secured agreements with 14 leading cancer centers in EU
• 8 EU Clinical Sites Activated for commercial use
• US NDA submitted in August 2012
• US NDA accepted with PDUFA date of June 15, 2013
• Obtained CE Mark for CHEMOSAT Doxorubicin in October
• Interim reimbursement established in Italy in December
Considerable Achievements Built the Foundation For Commercial Success

 27 DELCATH SYSTEMS, INC
2013 Anticipated Milestones
✓ First patient enrolled in EAP – Q1 2013
✓ Obtained NUB Value 4 interim reimbursement in Germany – Q12013
• Obtain interim reimbursement in UK – Q2 2013
• Submission for publications of Phase 3 data and mNET arm of Phase 2 data in
 Q1 2013
• Initiate EU Registry – Q1 2013
• ODAC Panel Meeting May 2, 2013
• Receive NDA approval for Melblez Kit by PDUFA date of June 15, 2013
• First commercial sale in APLA – Q2 2013
• Commence Company’s first investigator initiated trial (IIT) – Q2 2013
• First patient enrolled in Company sponsored trial (CST) to expand indications –
 Q4 2013
• US commercial launch of Melblez Kit – Q4 2013
• First patient enrolled in Taiwan HCC pivotal trial – Q4 2013
• Execute strategic partnership for China
A Busy Year Focused on US Approval, Clinical Data and Commercial Adoption

 28 DELCATH SYSTEMS, INC
A Compelling Investment Opportunity
Concentrating the Power of Chemotherapy
• Commercial stage company focused on oncology
• Proprietary CHEMOSAT Hepatic Delivery System allows unique whole organ therapy for the liver
• CHEMOSAT system has demonstrated extension of progression free survival
• Addressing large unmet market need for cancer patients who usually die of liver failure
• Estimated initial market opportunity of ~$2.3 billion in U.S. & EU
• Expanding clinical data expected to broaden clinical use and indications
• On the cusp of realizing the potential:
 o EU - early commercial launch underway; reimbursement in key EU markets expected in
 Q1/Q2
 o U.S. - NDA under review; ODAC May 2, PDUFA date June 15, 2013
• Attractive financial model, multiple capital resources available and experienced management team to execute plan

© 2011 DELCATH SYSTEMS, INC. ALL RIGHTS RESERVED

 30 DELCATH SYSTEMS, INC
Appendices

 31 DELCATH SYSTEMS, INC
LIVER CANCER TREATMENT
OPTIONS
Appendix 1

 32 DELCATH SYSTEMS, INC
Existing Liver Cancer Treatments Have Significant Limitations
The Problem
• Metastatic disease to the liver, brain or lungs is often the life-
 limiting location of solid tumors
 o Often life-limiting or leads to withdrawal of systemic treatments in favor of palliative care
• Effective treatment for patients with liver-limited or dominant cancers remains a clinical challenge
 o Can be diffuse
 o Often not responsive to chemotherapy and radiation therapy
• Whole organ therapy creates a new option for patients in the management of liver dominant disease

 33 DELCATH SYSTEMS, INC
Existing Liver Cancer Treatments Have Limitations
Unmet Medical Need Exists for More Effective Liver Cancer Treatments
Treatment	Advantages	Disadvantages
Systemic	– Non-invasive – Repeatable	– Systemic toxicities – Limited efficacy in liver
Regional (e.g., Isolated Hepatic Perfusion)	– Therapeutic effect – Targeted	– Invasive/limited repeatability – Multiple treatments are required but not possible
Focal (e.g. surgery, radioembolization, chemoembolization, radio frequency ablation)	– Partial removal or treatment of tumors	– Only 10% to 20% resectable – Invasive and/or limited repeatability – Treatment is limited by tumor size, number of lesions and location – Tumor revascularization – Cannot treat diffuse disease

 34 DELCATH SYSTEMS, INC
Diffuse Hepatic Metastases from Melanoma
• Diffuse disease in the liver is prevalent
• Effective treatment for patients with liver-limited or dominant cancers remains a clinical challenge
• Whole organ therapy creates a new option for patients in the management of liver dominant disease

 35 DELCATH SYSTEMS, INC
Concentrating the Power of Chemotherapy for Disease Control in the Liver
Our Solution – Whole Organ-Focus Disease Control
• Our proprietary CHEMOSAT System isolates the liver
 circulation, delivers an ultra-high concentration of
 chemotherapy (melphalan) to the liver and filters most of the chemotherapy out of the blood prior to returning it to the patient
• The procedure typically takes approximately two hours to
 complete and involves a team including the interventional
 radiologist and perfusionist
• CHEMOSAT (Gen 2) has demonstrated minimal systemic
 toxicities and impact to blood components in initial commercial use and may complement systemic therapy
• CHEMOSAT has been used on approximately 200 patients to
 date through clinical development and early commercial launch

 36 DELCATH SYSTEMS, INC
MARKET OPPORTUNITY BY DISEASE
& TARGET COUNTRIES
Appendix 2

Melanoma
10000
7500
5000
2500
0
United States
China
Germany
UK
Australia
Italy
France
Spain
Netherlands
Japan
Taiwan
South Korea

NET
30000
25000
20000
15000
10000
5000
0
China
United States
Japan
Germany
France
UK
Italy
South Korea
Spain
Taiwan
Australia
Netherlands

CRC
40000
30000
20000
10000
0
China
United States
Japan
Germany
Italy
France
UK
Spain
South Korea
Australia
Netherlands
Taiwan

HCC
100000
80000
60000
40000
20000
0
China
Japan
United States
South Korea
Italy
Taiwan
Germany
France
Spain
UK
Australia
Netherlands

 37 DELCATH SYSTEMS, INC
• Europe - Largest near-term opportunity
• CRC - Largest opportunity worldwide
• Melanoma - Largest opportunity is in the US
• China - Largest opportunity for HCC
Market Opportunity by Disease (patients)
Market Opportunity defined as Total Potential Market
 (TPM) for Melblez Kit/CHEMOSAT
1. Primary cancer incidence
2. Adjusted for predominant disease in the liver (primary or metastatic cancer)
3. Adjusted for addressable patients via Melblez Kit/CHEMOSAT

 38 DELCATH SYSTEMS, INC
Europe Market by Disease – Device Only
	Germany (Direct)	UK (Direct)	France (Indirect)	Italy (Indirect)	Spain (Indirect)	Netherlands (Direct)	Ireland (Direct)	Total Potential (patients)	Potential Market ($ MM)1,2,3

Total Potential Market #Patients
Ocular Melanoma	404	297	295	285	197	79	19	1,576	$ 62
Cutaneous Melanoma	1,625	994	753	801	360	379	73	4,987	$ 206
CRC	9,902	5,300	5,475	7,281	4,016	1,644	335	33,953	$1,339
HCC (Primary)	1,637	720	1,514	2,597	1,087	82	35	7,671	$277
NET	1,783	1,336	1,353	1,299	974	360	98	7,202	$ 281
TOTAL	15,351	8,647	9,389	12,263	6,634	2,545	560	55,389	$ 2,166
Europe Presents Significant Potential Market Opportunity
Sources: LEK Consulting, GLOBOCAN, Company estimates.
1) Assumes 2.5 treatments per patient.
2) Assumes ASP of ~$15K USD.
3) Assumes mix of direct sales and distributors.

 39 DELCATH SYSTEMS, INC
US Market by Disease – Device and Drug Combination
Liver Metastasis	Potential Market # Patients	Potential Market # Procedures	Potential Market ($MM)1,2
Ocular Melanoma	1,685	4,213	$ 105
Cutaneous Melanoma	7,023	17,557	$ 439
CRC	19,861	49,653	$ 1,241
HCC (Primary)	5,586	13,964	$ 349
NET	8,212	20,530	$ 513
TOTAL	42,367	105,917	$ 2,648
Sources: LEK Consulting, GLOBOCAN, Company estimates.
1) Assume 2.5 treatments per patient.
2) Estimated ASP of $25K.

 40 DELCATH SYSTEMS, INC
APAC Market by Disease
	China (Device)	S. Korea (Device)	Japan (Device)	Taiwan (Device)	Australia (Device)	Total Potential (patients)	Potential Market ($MM)1,2

Total Potential Market #Patients
HCC (Primary)	85,780	3,258	8,296	2,152	263	99,749	$ 1,156
Other
CRC	31,127	3,245	14,298	1,441	2,031	52,143	$ 642
NET	29,197	1,048	2,759	500	462	33,966	$ 393
Ocular Melanoma	1,765	66	175	31	96	2,134	$ 25
Cutaneous Melanoma	382	43	136	246	1,144	1,951	$ 23
OTHER TOTAL	62,472	4,403	17,368	2,218	3,733	90,194	$ 1,083
TOTAL	148,104	7,661	25,665	4,370	3,996	189,943	$ 2,239
APAC Target Markets Represent Over $2 Billion Potential Market Opportunity
Sources: LEK Consulting, GLOBOCAN, Company estimates.
1) Assume 2.5 treatments per patient.
2) Estimated ASP of ~$5K.

 41 DELCATH SYSTEMS, INC
HIGH-DOSE MELPHALAN
HISTORY AND RATIONALE
Appendix 3

Authors	Technique	N	Tumor	Drug(s)	ORR, %	Median OS, months
Grover et al. 2004	IHP	13	NET	Melphalan ± TNF	50	48
Noter et al. 2004	IHP	8	Ocular melanoma	Melphalan	50	10
Alexander et al. 2000	IHP	22	Ocular melanoma	Melphalan ± TNF	62	11
Alexander et al. 2003	IHP	29	Ocular melanoma	Melphalan	62	12
Alexander et al. 2009	IHP	120	Colorectal	Melphalan ± TNF, TNF	61	17
van Iersel et al. 2008	IHP	154	Colorectal	Melphalan	50	25
van Iersel et al. 2010	IHP	99	Colorectal	Melphalan	–	25
Verhoef et al. 2008	PHP	24	Various	Melphalan	62	–

1. Grover AC, et al. Surgery 2004;136:1176-82
2. Noter SL, et al. Melanoma Res 2004;14:67-72
3. Alexander HR Jr, et al. Clin Cancer Res 2000;6:3062-70
4. Alexander HR Jr, et al. Clin Cancer Res 2003;9:6343-9
5. Alexander HR Jr, et al. Ann Surg Oncol 2009;16:1852-9
6. Van Iersel LB, et al. Ann Oncol 2008;19:1127-34
7. Van Iersel LB, et al. Ann Oncol 2010;21:1662-7
8. Verhoef C, et al. Ann Surg Oncol 15:1367-74

 42 DELCATH SYSTEMS, INC
The Evidence for Melphalan
▪ Melphalan, an established chemotherapy agent, is proven active at high doses with broad antitumor activity

 43 DELCATH SYSTEMS, INC
Melphalan Dosing & Background
• Well understood, dose dependent, tumor preferential, alkylating cytotoxic agent that demonstrates little to no hepatic toxicity
• Manageable systemic toxicities associated with Neutropenia and
 Thrombocytopenia
• Drug dosing 12x higher than FDA-approved dose via systemic IV chemotherapy
• Dose delivered to tumor is over 100x higher than that of systemic IV chemotherapy
Type	Dosing (mg/kg)
Multiple Myeloma (label)	0.25
Chemoembolization	0.62
Surgical Isolated Hepatic Perfusion (IHP)	1.50
Myeloablation	2.50-3.50
Percutaneous Hepatic Perfusion (PHP)	3.00
An Established Drug for Liver Cancer Therapy

Cancer Origin (Cell lines)	Apoptosis Induction (uM)
Thyroid (2)	2.54
Ovarian (1)	4.31
Melanoma (5)	4.53
CNS (4)	6.40
Sarcoma (5)	6.68
Head and Neck (2)	6.78
Bladder (5)	9.50
Colon (5)	15.12
Cervix (3)	15.16
Cholangiocarcinoma (1)	16.00
Prostate (2)	17.55
Pancreas (4)	25.00
Primary Liver (4)	25.04
Lung (5)	28.60
Breast (5)	31.82
Kidney (5)	35.30
Uterus (1)	44.60

Melphalan Sensitivity- Apoptosis Induction
Conc. (uM) for Apoptosis Induction
200
150
100
50
0
Thyroid
Ovarian
Melanoma
CNS
Sarcoma
Head and Neck
Bladder
Colon
Cervix
Cholangiocarcinoma
Prostate
Pancreas
Primary Liver
Lung
Breast
Kidney
Uterus
Systemic IV Dosing
CHEMOSAT
Tissue of Origin of Cancer Cell Lines
Melphalan Conc. Achieved

 44 DELCATH SYSTEMS, INC
Melphalan Sensitivity: In Vitro Tumor Cell Lines Study
We Believe Our Technology Will Be Effective On a Wide Range of Solid Tumors
192 uM

 45 DELCATH SYSTEMS, INC
PHASE 3 TRIAL
Appendix 4

 46 DELCATH SYSTEMS, INC
Phase III Clinical Trial Design
Randomized to PHP
93 patients: ocular
or cutaneous melanoma
PHP/Melphalan
Treat every 4 weeks x 4 rounds
(responders can receive up to 6 rounds)
Cross-over
 Primary Trial Endpoint
 • Statistically significant difference in Hepatic Progression
 Free Survival (“hPFS”): p < 0.05 (IRC)
 • Over 80% of Oncologic drugs approved by FDA between
 2005 - 2007 on endpoints other than overall survival
Modeled hPFS for Trial Success:
7.73 months (CS)
vs.
4 months (BAC)
Secondary Trial Endpoints
• Investigator hPFS
• Hepatic objective response rate
• Overall objective response rate
• Overall Survival - Diluted by Cross Over
• SAP calls for analysis of various patient subsets
Pre-PHP (Baseline)
Post-PHP (22+ Months)
Hepatic Response - Metastatic Melanoma
Fully Powered, 93 Patient, Randomized, Multi-Center NCI Led Study
PHP = Meblez Kit/CHEMOSAT
Best Alternative Care (BAC)
Investigator and patient decision
(any and all treatments)

 47 DELCATH SYSTEMS, INC
Positive Phase 3 Results
• Primary endpoint (hPFS by IRC) exceeded, p value = 0.0029, hazard ratio of 0.50 as of June, 2012
 o PHP median hepatic progression free survival (hPFS) was 4-fold of control, or 5.3 months improvement
 o PHP achieved a median hPFS of 7.0 months vs 1.7 months for BAC control
 o 75% overall clinical benefit (CR + PR + SD)
• Secondary endpoints consistent with primary endpoints
 o CS/PHP achieved a median overall PFS of 5.4 months vs. 1.6 months for BAC
 o OS – No difference demonstrated due to heavy crossover from BAC to PHP
 o Median OS 10.6 months vs. 10.0 months for PHP and BAC respectively
• OS exploratory analyses supportive of key observations
 o Median overall survival of 11.4 months for all patients treated with melphalan, including crossover
 o BAC patients did not cross-over to PHP had a median survival of 4.1 months
 o 6 PHP-treated and 2 BAC-only patients still alive as of 2/2013
• Gen 1 Safety profile – consistent with currently approved labeling for melphalan
 o 30-day deaths on PHP: 3/44 patients (6.8%)
 ▪ 1 Neutropenic Sepsis (2.3%); 1 Hepatic Failure 2.5% (95% tumor burden); 1 gastric perforation
 o 30-day deaths on BAC: 3/49 patients (6.1%)
Trial Outcomes Favorable and Consistent with Special Protocol Assessment

 48 DELCATH SYSTEMS, INC
PUBLISHED PHASE 1 / 2 STUDIES OF
DOXORUBICIN WITH PHP
Appendix 5

No. of pts	No. of PHP/ pt	Disease stage (tumor diameter)	Treatment	Median survival (mo)	Response Rates	Reference
HCC (n=79)	1–4	IV A: n=66 IV B: n=13	Doxorubicin 60–150 mg/m^2 Cisplatin 50–150 mg/m^2 Mitomycin C 50–200 mg/m^2	16	HCC pts RR 64.5% 5-year survival 20.3%	Kobe [1] Phase I/II
CHM (n=23)	1–2	All multiple bilobar Extrahepatic disease in 52%		13		
HCC (n=11)	1–3	Mean 9.5 cm	Doxorubicin 60–120 mg/m^2	6.5 13 (responders) 2 (non-responders)	RR 20%	MDACC[2] Phase I
HCC (n=5) CHM (n=8) Other (n=8)	2–4	Extrahepatic disease in 17%	Doxorubicin 50–120 mg/m^2 5-FU 1000–5000 mg/m^2	NR	RR 22%	Yale[3] Phase I
HCC (n=7) Other (n=11)	1–10	NR	Doxorubicin 90–120 mg/m^2	23 (responders) 8 (non-responders)	RR 58%	Yale[4] Phase I

 49 DELCATH SYSTEMS, INC
Phase 1 & 2 Studies of PHP-Doxorubicin For HCC
Delivered Safely in Multiple Studies with Promising Response Rates
1) Ku Y et al. Chir Gastroenterol 2003;19:370-376.
2) Curley SA et al. Ann Surg Oncol 1994;1:389-99.
3) Ravikumar TS et al. J Clin Oncol 1994;12:2723-36.
4) Hwu WJ et al. Oncol Res 1999;11:529-37.

 50 DELCATH SYSTEMS, INC
PRODUCT DEVELOPMENT PIPELINE
Appendix 6

 51 DELCATH SYSTEMS, INC
Product Development Pipeline
• Orphan Drug - Ocular
 Melanoma liver mets
• Proprietary drug-melphalan &
 Melblez Kit
• All liver cancers - melphalan
• Classified as Medical Device
• 3rd party melphalan
• Gen 2 melphalan CE Mark
• Doxorubicin system CE Mark
• CHEMOSAT for additional drugs
• CHEMOSAT for other organs (lung
 and brain)
• mNET, mCRC and HCC
 indications
Initial Opportunity
Near Term (< 5 years)
Intermediate Term (> 5 years)
• mCRC and HCC clinical trials
• Proprietary drug/delivery system for
 additional drugs
• Proprietary drug/delivery system for
 other organs (lung and brain)
• CHEMOSAT Melphalan in
 Taiwan and Japan
• CHEMOSAT Doxorubicin in
 China and South Korea
• 3rd party doxorubicin
• CHEMOSAT for additional drugs
• CHEMOSAT for other organs (lung
 and brain)
• CHEMOSAT Melphalan in
 Australia, New Zealand, and
 Hong Kong
• 3rd party melphalan
Development Aligned to Address Significant Market Opportunity

 52 DELCATH SYSTEMS, INC
CHEMOSAT Delivery System for Doxorubicin – CE Mark
• Satisfied all of the requirements to affix the CE Mark to Hepatic
 CHEMOSAT Delivery System device for intra-hepatic arterial delivery and extracorporeal filtration of doxorubicin in October, 2012
 o Provides a pathway for regulatory approval in China and S. Korea
• Provides basis for partnership opportunities in China and S. Korea where doxorubicin has a broad label for multiple tumor types
• Multiple published Phase I/II studies from MD Anderson Cancer Center and Yale with percutaneous hepatic perfusion (PHP) and Kobe
 University using doxorubicin show promising response rates for HCC*
• Plan to use CHEMOSAT Delivery System for Doxorubicin in Asia Phase
 III 2L HCC trials
Addressing the Large HCC Market Opportunity in China

 53 DELCATH SYSTEMS, INC
NON US/EU
REGULATORY UPDATE
Appendix 7

 54 DELCATH SYSTEMS, INC
International Strategy beyond EU and US
• Leverage CE Mark to obtain reciprocal regulatory approvals for CHEMOSAT
 Systems in other international markets
 o Obtained approval for Gen 2 CHEMOSAT Delivery System for Melphalan in Australia
• International regulatory submissions status:
 ➢ Application submitted and expected approvals in
 ▪ Hong Kong         - 2013
 ▪ Singapore             - 2013
 ▪ Argentina             - 2013
 ▪ Brazil   - 2014
 ➢ Intend to submit applications
 ▪ S. Korea (CHEMOSAT Doxorubicin)
 ▪ Mexico
 ▪ China  (CHEMOSAT Doxorubicin)
 ▪ Taiwan
 ▪ Russia
 ▪ India
 ▪ Japan
 ▪ Israel
• Utilize 3rd party melphalan and doxorubicin available to physicians
Combination of Strategic Partnerships and Specialty Distributors

 55 DELCATH SYSTEMS, INC
CHEMOSAT CENTERS
Appendix 8

 56 DELCATH SYSTEMS, INC
CHEMOSAT Centers in Europe
• Entered training and marketing agreements with leading cancer centers in Europe
 o Milan, Italy - European Institute of Oncology (IEO)
 o Frankfurt, Germany - Johann Wolfgang Goethe-Universität (JWG)
 o Kiel, Germany - Universitätsklinikum Schleswig-Holstein
 o Villejuif, France - Cancer Institute Gustave Roussy (IGR)
 o Barcelona, Spain - El Hospital Quiron
 o Naples, Italy - Instituto Nazionale Tumori Fondazione "G. Pascale"
 o Amsterdam, The Netherlands - Netherlands Cancer Institute-Antoni van Leeuwenhoek Hospital
 o Erlangen, Germany - University Hospital of Erlangen
 o Pamplona, Spain - Clinica Universidad de Navarra
 o Bordeaux, France - Hôpital Saint-André (St Andre)
 o Galway, Ireland - University Hospital Galway (UHG)
 o Leiden, The Netherlands - Leiden University Medical Center
 o Southampton, United Kingdom - Southampton University Hospital (SUH)
 o Göttingen, Germany - University Medical Center Göttingen (UMG)
 o Varese, Italy - Varese University Hospital (VUH)
 o Heidelberg, Germany - National Center Tumor Diseases
• Training completed and patients treated at IEO, JWG, IGR, St Andre, UHG, SUH, UMG, VUH
• Liver metastases from cutaneous melanoma, ocular melanoma, gastric cancer, breast cancer, neuroendocrine tumor (NET), hepatocellular carcinoma (HCC) and Cholangiocarcinoma